Unaudited Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands, shares in Millions	Sep. 30, 2018	Dec. 31, 2017
Accounts receivable, non-trade	$ 9,133	$ 32,387
Accumulated depreciation	$ 1,637,286	$ 1,562,172
Common Units
Limited partners - units issued (shares)	410.3	410.0
Limited partners - units outstanding (shares)	410.3	410.0
Preferred Units
Limited partners - units issued (shares)	15.8	11.0
Limited partners - units outstanding (shares)	15.8	11.0